Investor Presentation July 29, 2014 Exhibit 99.1

Certain statements and information provided in this presentation are “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us and do not include the impact of future acquisitions.
While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially.  The forward-looking statements speak only as of the date of this presentation.  Investors are cautioned not to rely unduly upon these forward-looking statements.  The Company undertakes no obligation to update these forward-looking statements, except as required by law.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage, and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, and other claims and insurance coverage issues.
For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see “Risk Factors” in our Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange
Commission.  All written and oral forward-looking statements in this presentation are expressly qualified by these “Risk Factors.”

Forward-Looking Statements

Company Overview

Business Overview
U.S. Concrete is one of the largest non-integrated concrete producers in the U.S.
National producer of ready-mixed concrete
Headquartered in Euless, TX
Trades on NASDAQ under ticker “USCR”
Market capitalization of $362.9 million
Total Enterprise Value of $481.2 million
Financial Overview
LTM 3/31/14 Revenue: $619.0 million (91.1% ready-mixed; 3.7% aggregates)
3
LTM 3/31/14 Adjusted EBITDA: $53.8 million
4
U.S. Concrete Overview
¹ Based on USCR stock price of $25.95 as of 7/24/14 and basic shares outstanding of 13.985 million as of 7/24/14
2
Enterprise value is defined as market capitalization plus debt less cash and cash equivalents
3
Excludes $16.8 million of internal aggregates sales that are eliminated in consolidation.
4
Adjusted EBITDA is a non-GAAP financial measure, see page 28 for more information

1
2

SAN FRANCISCO
Strong Positions in Attractive Markets

17 Ready-
Mixed
67 Ready-Mixed
5 Aggregates
9 Ready-Mixed
1 Aggregate
DC
NJ
DE
PA PA
2 Ready-
Mixed
14 Ready-
Mixed
3 Aggs.
5 Ready-Mixed
1 Recycled
Aggregates
NY
READY-MIXED PLANTS
AGGREGATES FACILITIES
RECYCLED AGGREGATES
CORPORATE HEADQUARTERS

Growth Driven by Key Sectors Texas/Oklahoma Northern California New York/New Jersey Washington, D.C. Page 6 Energy Technology Financial Services Government

- Over 80 million tons of owned and leased reserves
Significant Quality Asset Base

5.2 million cubic yards of concrete sold in 2013
940+ ready-mixed concrete trucks
Aggregates’ primary focus is supply of USCR ready-mixed operations
- 9 aggregate facilities and 1 aggregate recycle operation
114 ready-mixed concrete plants
- 3.6 million tons of aggregates produced in 2013
Leading market position in four regions with attractive fundamentals
Ready-Mixed Concrete
Aggregates

Strong Historical Performance Trend

Volume (‘000) Average Selling Price
Revenue ($mm) Adjusted EBITDA ($mm)
3,805
2,624
4,047
2,741
4,839
3,407
5,225
3,597
2010 2011 2012 2013
Ready Mix (CYDs)
Ready Mix ($/CYD)
Aggregate (Tons)
Aggregate ($/ton)
2010 2011 2012 2013
2010 2011 2012 2013
2010 2011 2012 2013
$411
$446
$531
$615
$14
$9
$25
$48
$92.54
$94.48
$97.59
$104.03
$8.16
$7.46
$7.89
$8.84
$105
$100
$95
$90
$85
$12
$11
$10
$9
$8
$7
$6

Improved Year-over-Year Performance

(in millions, except ASP)
$110
$115
$120
$125
$130
$135
$140
$145
$150
$125.4
$146.3
Q1 '13 Q1 '14
Revenue
$-
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
$4.0
$9.5
Q1 '13 Q1 '14
Adj. EBITDA
$98
$99
$100
$101
$102
$103
$104
$105
$106
$107
$106.53
Q1 '13 Q1 '14
ASP (per cyd)
1.05
1.10
1.15
1.20
1.25
1.30
Q1 '13 Q1 '14
Ready -Mixed Volume
(cyds)
$101.40
1.133
1.254

Ready-Mixed Top Line Drivers

726
1,062
1,200
1,059
1,014
1,281
1,320
1,225
1,133
1,390
1,447
1,255 1,254
$91.61
$92.37
$95.23
$97.70
$97.44
$95.44
$98.67
$98.81
$101.40
$102.71
$104.47
$107.36
$106.53
$80
$85
$90
$95
$100
$105
$110
500
750
1,000
1,250
1,500
Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14
Volume (cyds in 000's) ASP (per cyd)

Solid Capital Structure
As of March 31, 2014
8.5% Senior Secured Notes due December 1, 2018 $ 200.0
$125mm ABL Revolver expiring October 2, 2018 0.0
Other Debt 14.5
Total Debt 214.5
1 Based on stock price of $25.95 as of 7/24/14
Cash $    96.2
Net Debt 118.3
362.9
Enterprise Value 481.2
LTM Adjusted EBITDA $    53.8
Total Debt/LTM Adjusted EBITDA 4.0x
Net Debt/LTM Adjusted EBITDA 2.2x

($ millions)
1
Equity Value

Industry Overview

Increasing vertical integration among
cement, aggregates and concrete
producers
Source: National Ready-Mixed Concrete Association
Annual Revenue
$30.0 B
Ready-Mixed
Concrete Producers
2,000
Ready-Mixed Concrete Market Size
Large, Fragmented Market

Ready-Mixed
Concrete Plants
5,500

Focused on Key End Use Markets

Source:  McGraw-Hill Construction market outlook for 2013 as of Q4 2013
Total U.S. Market
Commercial and industrial sectors generate higher margins
Streets and highways often self-performed by construction companies
U.S. Concrete, Inc.
Residential
19%
Commercial & Industrial
16%
Street, Highway, &
Other Public Works
65%
Residential
21%
Commercial &
Industrial
62%
Street, Highway, &
Other Public Works
17%
Source:  U.S. Concrete, Inc.
2013 Ready-Mixed Concrete Volume

Evidence of Strength in our Regional Markets

Housing starts in U.S. Concrete served regional markets
2-Year Compound Annual Growth Rate, 2011-2013
Source: United States Census Bureau – Building Permits Survey
0%
10%
20%
30%
40%
50%
New York - New
Jersey
Dallas - Fort  Worth West Texas San Francisco National Average

Population in Millions
Ready-Mixed Volume in Million Cyds
US CONCRETE
1975
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008
2011
2014
2017

Growth Trend for U.S. Concrete Served Markets

Source: Company estimates of  ready-mixed concrete demand using market population data from Woods & Poole.
U.S. Concrete’ s Regional Markets Leveraged to Favorable Growth Prospects
0
5
10
15
20
25
30
35
40
45
0
5
10
15
20
25
30
35
40
45
Population Concrete Production Forecasted Concrete Demand

Company Strategy and Focus

U.S. Concrete’s Focus Today to Continue to Improve
Performance

Pursue strategic development opportunities
Focus on ready-mixed concrete and aggregates
Evaluate assets, business units and opportunities
Continue to aggressively manage cost structure

Acquisition Strategy and Historical Acquisitions
Acquisition Strategy
Continue to expand within and concentrically around our existing regional markets through bolt-ons and vertical integration
Focus on ready-mixed in all regions and aggregates, particularly in Northern California and
Dallas / Forth Worth
Also considering selected larger-scale opportunities in new geographies
Recent Transactions
Choice Ready-Mix (March 2014)
Red River Sand & Gravel Greenfield (March 2014)
Young Ready-Mix (Feb 2014)
Bodin Concrete (July 2013)
Bode Concrete (Oct 2012)
Colorado River Concrete (Sept 2012)
Granite/Scara Mix (July 2012)

BERGEN
Paterson
Yonkers
WESTCHESTER
PASSAIC
WARREN
MORRIS
ESSEX
BRONX
Newark
HUDSON
Jersey City
New York
UNION
Elizabeth
KINGS
QUEENS
RICHMOND
NTERDON
NEW JERSEY

Carrollton
Irving
Dallas
Fort Worth
Grand

US CONCRETE

Acquisition Activity

Granite/Scara Mix: Staten Island, NY
Lease Agreement (July 2012)
Single Facility – One Plant
Volume – 80K cyds/year
16 Mixer Trucks
Scara Mix
Colorado River Concrete: West Texas
Asset Deal (closed Sept 2012)
Four Facilities – Four Plants
Volume – 80K cyds/year
16 Mixer Trucks
CRC Plants

Concord
Richmond
CONTRA COSTA
Berkeley
Oakland
San Francisco
Daly City
Hayward
ALAMEDA
Fremont

287
114
199
380
Carrollton
Irving
Dallas
Arlington
20
281

Acquisition Activity (contd.)

Bode Companies: San Francisco, CA
Stock Deal  (closed Oct  2012)
Single Facility – Three Plants
Volume - 260K cyds/year
41 Mixer Trucks
Bode Concrete
Bodin Concrete: Dallas,TX
Asset Deal (closed July 2013)
Acquired out of bankruptcy
Three Facilities – Three Plants
Volume – 100K cyds/year
Bodin Plants

Caddo National Grassland
Plano
Carrollton
Garland
Irving
Dallas
Fort Worth
Grand Prairie
Mesquite
Sabine

Brady
Fort Hood Military Reservation
Austin

US CONCRETE

Acquisition Activity (contd.)

Red River Sand & Gravel:
Thackerville, OK
Greenfield (announced March
2014)
Single facility
Addresses DFW’s sand shortage
Red River Sand & Gravel
Young Ready-Mix: Brady, TX
Asset Deal (closed Feb 2014)
Single plant facility
Expands footprint in West
Texas
Young Ready-Mix

Lubbock
UNITED STATES
Abilene
Dyess Air Force Base

US CONCRETE

Page 23 Choice Ready-Mix: Tye, TX Asset Deal (closed March 2014) Single plant facility Strengthens position in greater Abilene market of West Texas Choice Ready-Mix Acquisition Activity (contd.)

USCR Competitive Advantage
Strong
Leadership
Operating
excellence
Group-wide
sourcing
Central IT &
support
Focused R&D

Healthy regional
economies
Vertically
integrated
synergies
Best practice
execution
Concentrated
Purchasing
Power
Deep market
knowledge
Fast & flexible
delivery
Customer
relationships
High end product
offering
Superior
returns
Excellent
reputation
Supplier of
choice
Accelerated
growth
potential
National Support
Selected
Regional
Franchises
Local
Presence
Success
Large company resources – local company entrepreneurship

carbon

EPD
Environmental
Product
Declaration

architecture 2030

US CONCRETE

Sustainability Leadership

Leader in low CO
2
concrete
Charter member of Carbon Leadership Forum
First ready-mix company in North America to adopt and
receive verified Environmental Product Declarations (EPDs)
for its concrete mixes
Pledged to Architecture 2030
Employ extensive sustainable operational practices across
the enterprise

Benefits of Our Sustainable Strategy

Sustainable demand to grow
at a higher rate
Increase product demand
Higher priced value-added
products drive margins
Increase revenue and
profit per yard
Lower cost of cement
alternatives
Reduce raw material cost
per yard
Cement companies remain
focused on core cement
Differentiate USCR from
competition
First mover offering solution to
owners
Create competitive
advantage

Investment Highlights

Experienced management team
Strong financial performance and conservative balance sheet
Focus on sustainable leadership and strategy
Long-term diversified customer base
Well positioned to benefit from rebound in construction market
High quality asset base in attractive markets
Favorable exposure to commercial projects with higher margins and barriers to entry

Disclosure of Non-GAAP Financial Measures
U.S. CONCRETE, INC.
ADDITIONAL STATISTICS
(In thousands, unless otherwise noted; unaudited)
We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”).
However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the following table for presentations of our adjusted EBITDA and adjusted EBITDA margin for the years 2012 and 2013 and the first three months of 2013 and 2014.
We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, reorganization costs, noncash impairments, derivative (income) loss, expenses related to the departure of our former CEO, expenses related to the relocation of our corporate headquarters, gain (loss) on extinguishment of debt and non-cash stock compensation expense. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue.  We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures.  In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

¹ Adjusted EBITDA is defined as income (loss) from continuing operations, plus income tax provision (benefit), net interest expense, derivative (income) loss related to our
Convertible Notes and Warrants, depreciation, depletion and amortization, loss on early extinguishment of debt, expenses related to our corporate headquarters relocation, officer severance, and non-cash stock compensation expense.
(in thousands, except per share amounts) 2012 2013 2013 2014
Adjusted EBITDA¹ reconciliation:
Net Loss from Continuing Operations (25,749) $ (18,390) $ (13,560) $ (1,626) $
Income tax (benefit) expense (3,760) 1,155 (5,197) 22
Interest expense, net 11,344 11,332 2,772 5,010
Derivative loss (income) 19,725 29,964 18,446 623
Depreciation, depletion and amortization 15,676 18,984 4,825 4,898
Loss (gain) on extinguishment of debt 2,630 (985) (4,310) -
Expenses related to corporate headquarters relocation 2,484 550 224 -
Officer severance 275 245 - -
Non-cash stock compensation expense 2,512 5,429 758 530
Adjusted EBITDA 25,137 $ 48,284 $ 3,958 $ 9,457 $
Adjusted EBITDA margin 4.7% 7.9% 3.2% 6.5%
Quarter Ended March 31, Year Ended December 31,

Investor Presentation July 29, 2014